Exhibit 32.1

QUADRAMED CORPORATION

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this Quarterly Report on Form 10-Q of QuadraMed Corporation for the period ended March 31, 2004, I, Lawrence P. English, Chairman of the Board and Chief Executive Officer of QuadraMed Corporation, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	This Form 10-Q for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-Q for the period ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of QuadraMed Corporation.

Date: May 10, 2004	/s/ Lawrence P. English

Lawrence P. English
Chairman and Chief Executive Officer